Exhibit 10.21


                                    AMENDMENT


         This Amendment is made this 19th day of June, 2001 by Azul Holdings Inc. ("Azul") and Tudor Trust (the "Holder") with respect to the Azul Warrant No. A. dated as of March 31, 2000 for the purchase of 500,000 shares of Azul Common Stock as follows:

         The Expiration Date under the Warrant shall be March 31, 2002.

         The Exercise Price of the Warrant shall be $3.00 per share.

         In Witness Whereof this Amendment has been executed this 19th day of June, 2001 effective as of March 31, 2001. This Amendment may be executed in counterparts by facsimile.

                                       AZUL HOLDINGS INC.,
                                       a Delaware corporation


                                       By:      /S/ EDWARD S. WITTMAN
                                                ---------------------
                                                Edward S. Wittman
                                                Chief Financial Officer


                                       TUDOR TRUST


                                       By:      /S/ JEFFREY L. NEUMAN
                                                ---------------------
                                                Jeffrey L. Neuman
                                                Sole Trustee